UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2014

IGI LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08568	01-0355758
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

105 Lincoln Avenue Buena, New Jersey		08310
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (856) 697-1441

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

2009 Equity Incentive Plan, as amended

On May 29, 2014, at the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of IGI Laboratories, Inc. (the “Company”), the stockholders of the Company approved an amendment to the Company’s 2009 Equity Incentive Plan, as amended (the “2009 Plan”) to increase the number shares of common stock reserved thereunder for issuance from 4,000,000 to a total of 5,000,000 shares. A description of the 2009 Plan is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 17, 2014. The description of the 2009 Plan is qualified in its entirety by reference to the full text of the 2009 Plan, a copy of which is being filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07.

Submission of Matters to a Vote of Security Holders.

(a)

On May 29, 2014, the Company held the Annual Meeting. At the Annual Meeting, the holders of 42,790,843 of the Company’s common stock were present in person or represented by proxy, which represents 91.00% of the total shares of outstanding common stock entitled to vote as of the record date of April 7, 2014.

(b)

The following actions were taken in the Annual Meeting:

(1)

The following five nominees were reelected to serve on the Company’s Board of Directors (the “Board”) until the Company’s 2015 annual meeting of stockholders and until their successors are duly elected and qualified, based on the following votes:

Name of Director Nominees	Votes For	Votes Withheld	Broker Non-Vote
Narendra N. Borkar	29,432,452	3,209,143	0
Bhaskar Chaudhuri	29,202,112	3,439,483	0
Damian Finio	32,269,303	372,292	0
James C. Gale	29,173,479	3,468,116	0
Jason Grenfell-Gardner	29,643,453	2,998,142	0

(2)

The amendment to the Company’s 2009 Plan to increase the number of shares of common stock reserved thereunder for issuance from 4,000,000 to a total of 5,000,000 shares, was approved, based on the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
29,592,831	3,037,529	11,235	10,149,248

(3)

The selection of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014, was ratified, based on the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
42,697,258	35,710	57,875	0

In addition, the Company did not hold an advisory stockholder vote on the Company’s executive compensation.  Our reconstituted board of directors, under the direction of a new chairman, will, in the first instance, assess the Company’s executive compensation practices (both process and economics), and expects to share the results of such assessment with our shareholders prior to the Company’s 2015 annual meeting and in advance of the next advisory stockholder vote.

Item 9.01.

Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

10.1	IGI Laboratories, Inc. 2009 Equity Incentive Plan, as amended.
99.1	Annual Meeting of Stockholders Presentation, dated May 29, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGI LABORATORIES, INC.

Date: June 4, 2014	By: /s/ Jenniffer Collins
	Name:	Jenniffer Collins
	Title:	Chief Financial Officer